UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The United States District Court for the Northern District of Ohio has issued an Order terminating the April 20, 2010 consent decree entered into by STERIS Corporation (“STERIS” or the “Company”), two Company employees and the United States. The consent decree related to U.S. Food and Drug Administration (FDA) allegations regarding the Company’s now discontinued SYSTEM 1® liquid chemical sterilization system.

District Judge Christopher A. Boyko issued the Order on July 8, 2015 terminating the consent decree, and dismissing and closing the case based upon STERIS’s unopposed motion. The motion represented, among other things, that over the past five years, the Company was in continuous compliance with the terms of the consent decree, the Federal Food, Drug, and Cosmetic Act, and all applicable laws and regulations related to its liquid chemical sterilization products. As a result, STERIS is no longer subject to any court order related to its FDA regulatory compliance.

No Offer or Solicitation

This communication is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this communication and may be identified by the use of forward- looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in STERIS other securities filings, including Item 1A of STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015 dated May 27, 2015. Many of these important factors are outside of STERIS’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in the communication or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products are summaries only and should not be considered the specific terms of the product clearance or literature. Unless legally required, STERIS does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: July 9, 2015